Exhibit 99.2

Electromed, Inc. Investor Presentation May 12, 2026 NYSE American: ELMD Innovation Leader in Airway Clearance Technologies

“Forward Looking Statements - Certain statements in this presentation constitute forward-looking statements as defined in the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “anticipate,” “believe,” “committed,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” and similar expressions, including the negative of these terms, but they are not the exclusive means of identifying such statements. Forward-looking statements cannot be guaranteed, and actual results may vary materially due to the uncertainties and risks, known or unknown associated with such statements. Examples of risks and uncertainties for Electromed include, but are not limited to, our ability to obtain reimbursement from Medicare, Medicaid, or private insurance payers for our products; component or raw material shortages, changes to lead times or significant price increases and changes to trade regulations (including, but not limited to, changes to tariffs); adverse changes to state and federal health care regulations; our ability to maintain regulatory compliance and to gain future regulatory approvals and clearances; entry of new competitors including new drug or pharmaceutical discoveries; adverse economic and business conditions or intense competition; wage and component price inflation; technical problems with our research and products; the risks associated with cyberattacks, data breaches, computer viruses and other similar security threats; changes affecting the medical device industry; our ability to develop new sales channels for our products such as the hospital or homecare distributor channels; adverse international health care regulation impacting current international business; our ability to renew our line of credit or obtain additional credit as necessary; and our ability to protect and expand our intellectual property portfolio, as well as other factors we may describe from time to time in Electromed’s reports filed with the Securities and Exchange Commission (including Electromed’s most recent Annual Report on Form 10-K, as amended from time to time, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). Investors should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this press release. We undertake no obligation to update them in light of new information or future events.”

Electromed – Who We Are - Electromed, Inc. is a growing medical device company focused on airway management to help people around the world breathe better, stay healthier, and lead active and fulfilling lives. Key Stats: Headquarters: New Prague, MN Ticker: ELMD Manufacturing: Minnesota, USA Established: 1992 Treatment Focus: HFCWO Employees: 187* LTM Net Revenues: $71.8M* Market Cap: $193.8M* Cash / Debt: $17.0M / $0.0M* *As of and for the 12 months ended 03/31/2026

Electromed Highlights

- **Growing** and **profitable** medical technology company
- A leader in the large and expanding airway clearance market
- The SmartVest® Airway Clearance System's **H**igh **F**requency **C**hest **W**all **O**scillation ("HFCWO") technology supported by clinical outcomes data with strong reimbursement.
- Attractive direct-to-patient and provider model
- **Strong financial profile** with attractive **gross margins** and **well-capitalized balance sheet**

35%
Operating Income CAGR*



$35.8
$3.1
$41.7
$3.0
$48.1
$4.0
$54.7
$6.5
$64.0
$9.7
$71.8
$13.1
FY'21
FY'22
FY'23
FY'24
FY'25
TTM Q3'26
Revenue
Operating Income

*FY '21 through Q3 FY2026 TTM

smartvest AIRWAY CLEARANCE SYSTEM
Investor Presentation
ELECTROMED, INC. | 4

What is Bronchiectasis (BE)?

BE is a condition that is prevalent, but underdiagnosed and often misdiagnosed

- Irreversible lung condition characterized by abnormal widening of one or more of the bronchi (airways)
- Repeated episodes of pulmonary inflammation and infection leads to mucus accumulating in the airways
- Mean prevalence of Bronchiectasis in patients with COPD is 54%[1]

Disease Misdiagnosed

Disease Underdiagnosed

HFCWO Under-prescribed



A
B
Normal airway
Muscle
Airway wall
C
Airway with bronchiectasis
Normal airways
Widened airway
Scarred and thickened airway wall
Lungs in cross-section
Widened airways
Mucus

1.Chalmers J. and Sethi S. Raising awareness of Bronchiectasis in primary care: overview of diagnosis and management strategies in adults. NPJ Prim Care Respir Med. 2017;27:18.

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ELECTROMED, INC. | 5

U.S. Market: Large, Growing, Underpenetrated

The Company is expanding awareness within the large BE patient population

~148K
HFCWO Adopted

Estimated HFCWO Bronchiectasis penetration, treated population[1]
Bronchiectasis HFCWO penetration ~16%[1]

~$2.8B

Estimated Revenue Opportunity for HFCWO Within Primary Pulmonology Callpoint[2]
((923K – 148K) x 35% x $10.5K) = $2.8B[2]

~923K
U.S. BE Diagnosed

Estimated Net Bronchiectasis Prevalence, Diagnosed[3]
Diagnosed BE population has grown at ~12% annually[3]

4.1 Million
U.S. Undiagnosed

Potential Total Addressable Market - $15.1B
(4.1M x $10.5K)

Estimated Bronchiectasis Prevalence, Undiagnosed With COPD / BE Overlap[4]
35% of BE patients managed by pulmonologists[3]

1. Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database, GUIDEHOUSE 2023 literature review and 2024 S2N HFCWO Claims data.
2. Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database. 35% of BE patients managed by pulmonologists and $10.5K represents the assumed HFCWO ASP.
3. Internal company estimates derived from GUIDEHOUSE 2023 NASM claims database.
4. Internal company estimates derived from GUIDEHOUSE 2023 literature review and 2023 CDC NHANES data.

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How is Bronchiectasis Treated?

HFCWO therapy mimics manual Chest Percussion Therapy (CPT)

1 **Clear Airways First™**
With SmartVest®

2 **Treat**
The Infection
(Antibiotics)

3 **Reduce**
The Inflammation
(Anti-Inflammatories)

On average, HFCWO therapy is performed as follows:

- **2x** Per day
- **30** Minutes per session
- **7** Days per week

How does SmartVest® HFCWO therapy work?



Air-Pulse Technology
A generator delivers repeating pulses of air though a single hose to an inflated wearable vest.
Gentle Squeeze & Release
Each pulse gently squeezes and releases the chest to thin and loosen mucus in the lungs.
Airway Clearance
Mucus is propelled upward toward major airways where it can be coughed out more easily.



AIRWAY CLEARANCE
smartvest
COMPLETE
BRONCHIECTASIS
CARE
REDUCE INFLAMMATION
TREAT INFECTION

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ELECTROMED, INC. | 7

SmartVest ® Clearway HFCWO designed with the patient in mind SmartVest® has a well-established reimbursement code from CMS – E0483; the Company estimates it has over 270 million contracted lives in the U.S. An Enhanced Patient Experience - Sleek and lightweight generator - Intuitive user interface for better patient adherence - More portable and easier for travel

SmartNotes™ Patient Progress Report - Tracking patient outcomes and treatment progress to physicians SmartNotes combines patient Quality of Life and Therapy Utilization data to provide physicians with extended views into disease management ● Telerespiratory Services: A team of Respiratory Therapists stay connected with patients and support their therapy utilization ● Outcomes Management: Easy-to-read report provides physicians with a comprehensive view of therapy impact

Clinical Evidence & Patient Satisfaction

HFCWO therapy is effective in treating BE patients

"Therapy with SmartVest® significantly decreased exacerbations requiring hospitalization, antibiotic use, and stabilizes lung function"

- Powner

95%
Of patients would recommend the SmartVest® to others[3]

97%
Of patients report feeling better or the same after SmartVest® use[3]

98%
Of patients report an increase in sputum production[3]

57%
Reduction in antibiotic prescriptions[1]

59%
Decrease in hospitalizations[1]

75%
Fewer emergency department visits[2]

"Therapy with HFCWO demonstrated key health outcomes improved in post- compared to pre-index period: cough, all-cause hospitalizations, pneumonia, and pulmonary hospitalizations"

- DeKoven

1. Sievert CE, et al 2016. Using High Frequency Chest Wall Oscillation in a Bronchiectasis Patient Population: An Outcomes-Based Case Review. Respiratory Therapy, 11(4), 34-38.
2. Sievert CE, et al 2018. Incidence of Bronchiectasis-Related Exacerbation Rates After HFCWO Treatment—A Longitudinal Outcome-Based Study. Respiratory Therapy, 13(2), 38-41.
3. Patient data on file.

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ELECTROMED, INC. | 10

Direct-to-Patient Model - Drives an attractive margin profile Electromed expects 78% gross margins to continue improving going forward Traditional Medical Equipment Channel: Manufacturer > Home Medical Equipment (HME) Distributor > Patient Direct-to-Patient Distribution (Electromed): Electromed > Patient

Net Revenue Breakdown - $71.8M (TTM ended 3/31/2026) By Setting: 94% Home Care (Includes $3.3 million from home care distributor revenue), 5% Hospitals, 1% Other Homecare by Payer: 50% Commercial/Other (Includes Managed Medicare and Managed Medicaid), 48% Medicare, 2% Medicaid Homecare Qualified Referral Volume: 73% Bronchiectasis, 20% Neuromuscular, 3% Cystic Fibrosis, 4% Other

Electromed Growth Strategy - Leveraging commercial team and reimbursement expertise to accelerate growth Electromed, Inc: ● Protect and grow homecare core o Protect and grow Homecare core with current strategy (sales force expansion, payor contracting, market development) as well as converting low prescribers to high prescribers and target high BE diagnosing physicians who are not prescribing SmartVest® ● Expand into natural adjacencies o Leverage existing technology platform – Pediatrics and Hospital (leveraging DTC and GPO contracts) ● Acquisition opportunities Explore potential inorganic acquisition opportunities

Long-Term Objectives, Electromed is committed to delivering long-term profitable growth Double-digit revenue growth: increase market share, deeper penetration of current SmartVest prescribers Operating margin improvement: operating leverage as revenue increases

Capital Allocation Strategy: Proven execution against the Company’s priorities Capital Allocation: Organic Business Growth > Generate Free Cash Flow > Potential Strategic Investments or Return to Shareholders FY2025 Execution: ● New CRM & CAPEX investments ● Sales rep expansion ● Market development ● Triple Down on BE campaign ● Product enhancements $10.0 million of shares repurchased in FY25

Why invest? Large, expanding chronic lung diseases market, clinically proven technology, broad payor coverage, consistent double-digit organic revenue growth, high gross margins, robust cash flow and expanding operating leverage

Performance vs. Russell Medical Equipment Index (TTM and as of 3/31/2026 Results): Sales Growth: ELMD 16.8% > RUS ME 12.8% Gross Margin: ELMD 78.4% > RUS ME 53.4% Operating Margin: ELMD 18.3% > RUS ME (7.0)%

ELECTROMED, INC.

Jim Cunniff, President & CEO
(952) 758-9299
jcunniff@Electromed.com

Brad Nagel, CFO
(952) 758-9299
bnagel@Electromed.com

ICR HEALTHCARE

Mike Cavanaugh
(617) 877-8641
mike.cavanaugh@icrhealthcare.com

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Appendix

Financial Highlights (in $ millions, except share amounts)

Three Months Ended March 31, 2025 (unaudited): Revenues $15.7 Gross Profit $12.2 Gross Margin 78% Operating Income $2.1 Operating Margin 14% Net Income $1.9 Diluted EPS $0.21 Diluted Shares 8,967,838 Cash Provided by Operations $2.1

Three Months Ended March 31, 2026 (unaudited): Revenues $18.6 Gross Profit $14.6 Gross Margin 79% Operating Income $3.8 Operating Margin 20% Net Income $3.0 Diluted EPS $0.35 Diluted Shares 8,647,794 Cash Provided by Operations $3.5

Year Ended June 30, 2024: Revenues $54.7 Gross Profit $41.7 Gross Margin 76% Operating Income $6.6 Operating Margin 12% Net Income $5.2 Diluted EPS $0.58 Diluted Shares 8,864,585 Cash Provided by Operations $9.1

Year Ended June 30, 2025: Revenues $64.0 Gross Profit $50.0 Gross Margin 78% Operating Income $9.7 Operating Margin 15% Net Income $7.5 Diluted EPS $0.85 Diluted Shares 8,914,421 Cash Provided by Operations $11.4

TTM March 31, 2026 (unaudited): Revenues $71.8 Gross Profit $56.3 Gross Margin 78% Operating Income $13.1 Operating Margin 18% Net Income $10.1 Diluted EPS $1.17 Diluted Shares 8,647,794 Cash Provided by Operations $10.5